================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 26, 2004 (MARCH 12, 2004)





                       COMMISSION FILE NUMBER: 333-100126

                  BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT
                                    FUND I LP
             (Exact Name of Registrant as Specified in Its Charter)

           TEXAS                                                 71-0897613
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)


              1323 NORTH STEMMONS FREEWAY, SUITE 211, DALLAS, TEXAS
                                      75207
                    (Address of principal executive offices)
                                   (Zip Code)


                          (866) 655-1610 (Registrant's
                     telephone number, including area code)


================================================================================

        Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard Mid-Term Value Enhancement Fund I LP, (the "Partnership"), hereby amends its Current Report on Form 8-K dated March 18, 2004 to provide the required financial statements relating to the acquisition by the Partnership of the Hopkins Property, located in Hopkins, Minnesota, as described in such Current Report.

        After reasonable inquiry, the Partnership is not aware of any material factors relating to the Hopkins Property that would cause the reported financial information relating to the Hopkins Property not to be necessarily indicative of future operating results.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                                                                            Page

  (a)   Financial Statements of businesses acquired.

        Report of Independent Auditors.........................................3

        Statement of Revenues and Certain Expenses for the year
          ended December 31, 2003..............................................4

        Notes to the Statement of Revenues and Certain Expenses................5


  (b)   Pro forma financial information.

        Unaudited Pro Forma Consolidated Financial Information.................7

        Unaudited Pro Forma Consolidated Statement of Operations
          for the three months ended March 31, 2004............................8

        Unaudited Pro Forma Consolidated Statement of Operations
          for the year ended December 31, 2003.................................9

        Unaudited Notes to Pro Forma Consolidated Statements of Operations....10


  (c)   Exhibits.

        None

                         REPORT OF INDEPENDENT AUDITORS



To the Partners of
  Behringer Harvard Mid-Term Value Enhancement Fund I LP:

In our opinion, the Statement of Revenues and Certain Expenses presents fairly, in all material respects, the revenues and certain expenses of the Hopkins Property (the "Property") for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Property's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit of the Statement of Revenues and Certain Expenses provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 to the Statement of Revenues and Certain Expenses, and is not intended to be a complete presentation of the revenues and expenses of the Property.



/s/ PricewaterhouseCoopers LLP


Dallas, Texas
May 13, 2004

                                HOPKINS PROPERTY
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2003


Revenues:
  Rental income                                                 $       252,000
  Recoverable expenses                                                  130,712
                                                                ----------------
    Total revenues                                                      382,712
                                                                ----------------

Operating expenses:
  Real estate taxes                                                      86,628
  Property insurance                                                     44,084
                                                                ----------------
    Total operating expenses                                            130,712
                                                                ----------------
      Revenues in excess of certain expenses                    $       252,000
                                                                ================


         The accompanying notes are an integral part of this statement.

                                HOPKINS PROPERTY
             NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2003


1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        On March 12, 2004, Behringer Harvard Mid-Term Value Enhancement Fund I LP, (the "Partnership") acquired a one-story building (the "Hopkins Property"), containing approximately 29,660 rentable square feet (unaudited) located on approximately 2.5 acres of land (unaudited). The Hopkins Property is located in Hopkins, Minnesota, a suburb of Minneapolis, Minnesota. The contract purchase price was $2,925,000, excluding closing costs. The Statement of Revenues and Certain Expenses presents the operations of the Hopkins Property for the year ended December 31, 2003.

        The Hopkins Property contains a single tenant building, occupied 100% by SunGard Financial Systems, Inc., subject to a triple-net operating lease that expires in September 2010.

        The accompanying statement has been prepared on the accrual basis of accounting. The statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K of the Partnership. The statement is not intended to be a complete presentation of the revenues and expenses of the Hopkins Property for the year ended December 31, 2003, as certain expenses, primarily depreciation and amortization expense, interest expense and other costs not directly related to the future operations of the Property, have been excluded.

        REVENUE RECOGNITION
        Tenant leases are accounted for as operating leases. Rental revenue includes minimum rents. Minimum rents are recorded as revenue when due. Additional rents from recoveries of certain operating expenses are recognized as revenues in the period the applicable costs are incurred.

        ESTIMATES
        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates.

2.      LEASE

        TENANT LEASE
        The minimum future rentals based on the noncancelable operating lease held as of December 31, 2003 are as follows:

        2004                                            $       252,000
        2005                                                    252,000
        2006                                                    252,000
        2007                                                    252,000
        2008                                                    252,000
        Thereafter                                              441,000
                                                        ---------------
                Total                                   $     1,701,000
                                                        ===============

             BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

        On February 19, 2003, the Partnership commenced an Offering of up to 40,000,000 units of limited partnership interests at a price of $10 per unit pursuant to a Registration Statement on Form S-11 filed under the Securities Act of 1933, (the "Offering"). The Registration Statement also covers up to 4,000,000 units available to be issued at $10 per unit pursuant to the Partnership's distribution reinvestment plan. The Offering is a best efforts continuous offering that terminates no later than February 19, 2005.

        In December 2003, the Partnership made its initial acceptance of subscriptions for 202,781 partnership units, which satisfied the minimum offering requirement of $2,000,000 established for the Offering. In addition, the minimum offering requirement of $2,500,000 for the Partnership's special escrow account for New York residents was satisfied on January 26, 2004, and the Partnership accepted subscriptions from the New York residents on February 1, 2004.

        On March 12, 2004, the Partnership acquired a one-story office building containing approximately 29,660 of rentable square feet, located on approximately 2.5 acres of land (the "Hopkins Property"). The Hopkins Property is located in Hopkins, Minnesota, a suburb of Minneapolis, Minnesota. The purchase price of the Hopkins Property was $2,925,000 plus closing costs of approximately $144,925, less liabilities assumed of approximately $13,548. The Partnership used proceeds from its public offering to pay the entire purchase price and all closing costs of the acquisition. The Hopkins Property is held by Behringer Harvard Hopkins, LLC, a wholly-owned subsidiary of the Partnership.

        In the opinion of management of the Partnership, all material adjustments necessary to reflect the effects of the above transaction have been made. The unaudited pro forma consolidated balance sheet is not presented since the acquisition occurred on March 12, 2004 and accordingly was reflected in the historical consolidated balance sheet as of March 31, 2004 as filed by the Partnership on Form 10-Q for the three months ended March 31, 2004.

             BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Partnership had acquired the Hopkins Property as of January 1, 2003. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Partnership as filed on Form 10-Q for the quarter ended March 31, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Partnership completed the above transaction on January 1, 2003, nor does it purport to represent the future operations of the Partnership.

                                                            HISTORICAL
                                                            AMOUNTS AS             PRO FORMA              PRO FORMA
                                                             REPORTED             ADJUSTMENTS               TOTAL
                                                               (a)
                                                        -------------------    -----------------     -------------------
REVENUE
             Rental revenue                              $          14,167      $        49,451 (b)   $          66,710
                                                                                          3,092 (c)
             Recoverable expenses                                    3,743               17,882 (d)              32,458
                                                                                         10,833 (e)
                                                        -------------------    -----------------     -------------------
TOTAL REVENUES                                                      17,910               81,258                  99,168

EXPENSES
             Real estate taxes                                       3,576               17,882 (d)              21,458
             Property insurance                                        167               10,833 (e)              11,000
             Property and asset management fees                      1,113                1,731 (f)               6,038
                                                                                          3,194 (g)
             General and administrative                             50,415                    -                  50,415
             Depreciation and amortization                           4,434               22,170 (h)              26,604
                                                        -------------------    -----------------     -------------------
TOTAL EXPENSES                                                      59,705               55,810                 115,515

OTHER INCOME                                                         4,365                    -                   4,365
                                                        -------------------    -----------------     -------------------

NET INCOME (LOSS)                                        $         (37,430)     $        25,448       $         (11,982)
                                                        ===================    =================     ===================

ALLOCATION OF NET LOSS:
Net loss allocated to general partners                   $              (5)     $             -       $              (2)
                                                        ===================    =================     ===================
Net loss allocated to limited partners                   $         (37,425)     $             -       $         (11,980)
                                                        ===================    =================     ===================

WEIGHTED AVERAGE NUMBER OF LIMITED
   PARTNERSHIP UNITS OUTSTANDING                                   326,111                    -                 326,111
                                                        ===================    =================     ===================

NET LOSS PER LIMITED PARTNERSHIP UNIT                    $           (0.11)     $             -       $           (0.04)
                                                        ===================    =================     ===================

             BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Partnership had acquired the Hopkins Property as of January 1, 2003 and had accepted the actual subscriptions that were accepted between January 1, 2004 and March 1, 2004 for 167,335 limited partnership units as of January 1, 2003. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Partnership as filed on Form 10-K for the year ended December 31, 2003. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Partnership completed the above transaction on January 1, 2003, nor does it purport to represent the future operations of the Partnership.

                                                   HISTORICAL         STATEMENT OF
                                                   AMOUNTS AS         REVENUES AND         PRO FORMA          PRO FORMA
                                                    REPORTED         CERTAIN EXPENSES     ADJUSTMENTS           TOTAL
                                                       (a)                  (b)
                                                 ----------------   -----------------   ---------------    ----------------
REVENUE
           Rental revenue                         $            -     $       252,000     $      14,840 (c)  $      266,840
           Recoverable expenses                                -             130,712                 -             130,712
                                                 ----------------   -----------------   ---------------    ----------------
TOTAL REVENUES                                                 -             382,712            14,840             397,552

EXPENSES
           Real estate taxes                                   -              86,628                 -              86,628
           Property insurance                                  -              44,084                 -              44,084
           Property and asset management fees                  -                   -             8,820 (d)          24,150
                                                                                                15,330 (e)
           General and administrative                    103,724                   -               767 (h)         104,491
           Depreciation and amortization                       -                   -           106,416 (f)         106,416
                                                 ----------------   -----------------   ---------------    ----------------
TOTAL EXPENSES                                           103,724             130,712           131,333             365,769

OTHER INCOME                                                  84                   -                 -                  84
                                                 ----------------   -----------------   ---------------    ----------------

NET INCOME (LOSS)                                 $     (103,640)    $       252,000     $    (116,493)     $       31,867
                                                 ================   =================   ===============    ================

ALLOCATION OF NET INCOME (LOSS):
Net income (loss) allocated to general partners   $          (26)    $             -     $           -      $            5
                                                 ================   =================   ===============    ================
Net income (loss) allocated to limited partners   $     (103,614)    $             -     $           -      $       31,862
                                                 ================   =================   ===============    ================

WEIGHTED AVERAGE NUMBER OF LIMITED
   PARTNERSHIP UNITS OUTSTANDING                           5,000                   -           121,621 (g)         126,621
                                                 ================   =================   ===============    ================

NET INCOME (LOSS) PER LIMITED PARTNERSHIP UNIT    $       (20.73)    $             -     $           -      $         0.25
                                                 ================   =================   ===============    ================

                BEHRINGER HARVARD MID-TERM OPPORTUNITY FUND I LP
  UNAUDITED NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2004

a. Reflects the historical operations of the Partnership for the three months ended March 31, 2004.

b. Reflects the additional rental revenues earned from the Hopkins Property. The lease rate is $21,000 per month.

c. Reflects the amortization of the below market lease value over the remaining non-cancelable term of the lease of approximately 93 months, assuming the property had been acquired on January 1, 2003 instead of March 12, 2004. In connection with the allocation of the purchase price of the Hopkins Property, approximately $96,462 of the purchase price was allocated to the value of the below market lease.

d. Reflects the additional real estate tax revenue and expense associated with the Hopkins Property assuming the property had been acquired on January 1, 2003 instead of March 12, 2004. Even though the lease is a triple net lease and the tenant is responsible for the payment of real estate taxes and insurance, such amounts have been reflected as recoverable expenses (i.e. revenue) and as expenses to reflect the fact that the Partnership has the ultimate obligation for such amounts in the event payment is not made by the tenant.

e. Reflects the additional property insurance revenue and expense associated with the Hopkins Property assuming the property had been acquired on January 1, 2003 instead of March 12, 2004. Even though the lease is a triple net lease and the tenant is responsible for the payment of real estate taxes and insurance, such amounts have been reflected as recoverable expenses (i.e. revenue) and as expenses to reflect the fact that the Partnership has the ultimate obligation for such amounts in the event payment is not made by the tenant.

f. Reflects the addition of property management fees associated with the management of the Hopkins Property by HPT Management Services LP, an affiliate of the Partnership. HPT Management Services LP will receive 3.5% of annual gross revenues, as defined in the property management agreement.

g. Reflects asset management fees associated with the Hopkins Property. The asset is managed by HPT Management Services LP, an affiliate of the Partnership, for an annual asset management fee of 0.5% of the asset value.

h. Reflects depreciation and amortization of the Hopkins Property using the straight-line method over the estimated useful lives of the assets and liabilities acquired as follows:

                                                                 Estimated
                                                                  Useful
               Description                   Allocation            Life
        -------------------------------  -------------------   -------------
        Land                                     $   786,232         -
        Building                                   2,225,359      25 years
        Real estate intangibles (1)                   54,334      7.5 years
        Prepaid insurance                              4,000         -
        Prepaid rent                                 (13,548)        -
                                         -------------------
        Total                                    $ 3,056,377         -
                                         ===================

        (1) Included in real estate intangibles is $96,462 of below market lease value, which is amortized to rental income. See Note c.

        The Partnership allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations" as follows:

        The fair value of the tangible assets acquired, consisting of land and building, was determined by valuing the property as if it were vacant, and the "as-if-vacant" value was then allocated to land and building. The land value was derived from appraisals and the building value was calculated as replacement cost less depreciation or management's estimate of the relative fair value of the asset using a discounted cash flow analysis or similar method. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

        The Partnership determined the value of the below-market in-place lease based on the present value (using an interest rate which reflects the risks associated with the lease acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place lease and
        (ii) management's estimate of the current market lease rate for the corresponding in-place lease, measured over a period equal to the remaining non-cancelable term of the lease. The fair value of the below-market lease was recorded by the Partnership as an intangible asset and amortized as an adjustment to rental income over the remaining non-cancelable term of the lease.

        The total value of identified real estate intangible assets acquired were further allocated to in-place lease values and tenant relationship based on management's evaluation of the specific characteristics of the lease and the Partnership's overall relationship with the tenant. The aggregate value for leasing commissions was based on estimates of these costs incurred at inception of the acquired lease, amortized through the date of acquisition. The aggregate value of the in-place lease acquired and tenant relationship was determined by applying a fair value model. The estimate of fair value of the in-place lease included an estimate of carrying costs during the expected lease-up period for the space considering current market conditions, and the costs to execute a similar lease. In estimating the carrying costs that would have otherwise been incurred had the lease not been in place, management includes such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimate of fair value of the tenant relationship also included costs to execute a similar lease including leasing commissions and legal fees as well as an estimate of the likelihood of renewal as determined by management.

        The Partnership amortizes the value of the in-place lease to expense over the initial term of the lease. The value of the tenant relationship intangible is amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should the tenant terminate its lease, the unamortized portion of the in-place lease value and tenant relationship intangible would be charged to expense.


UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003

a. Reflects the historical operations of the Partnership for the year ended December 31, 2003.

b. Reflects the historical revenues and certain expenses of the Hopkins Property for the year ended December 31, 2003.

c. Reflects the amortization of the below market lease value over the remaining non-cancelable term of the lease of approximately 93 months, assuming the property had been acquired on January 1, 2003 instead of March 12, 2004. In connection with the allocation of the purchase price of the Hopkins Property, approximately $96,462 of the purchase price was allocated to the value of the below market lease.

d. Reflects the addition of property management fees associated with the management of the Hopkins Property by HPT Management Services LP, an affiliate of the Partnership. HPT Management Services LP will receive 3.5% of annual gross revenues, as defined in the property management agreement.

e. Reflects asset management fees associated with the Hopkins Property. The asset is managed by HPT Management Services LP, an affiliate of the Partnership, for an annual asset management fee of 0.5% of the asset value.

f. Reflects depreciation and amortization of the Hopkins Property using the straight-line method over the estimated useful lives of the assets and liabilities acquired as follows:

                                                                 Estimated
                                                                  Useful
               Description                   Allocation            Life
        -------------------------------  -------------------   -------------
        Land                                    $   786,232          -
        Building                                  2,225,359       25 years
        Real estate intangibles (1)                  54,334      7.5 years
        Prepaid insurance                             4,000          -
        Prepaid rent                                (13,548)         -
                                         -------------------
        Total                                   $ 3,056,377          -
                                         ===================

        (1) Included in real estate intangibles is $96,462 of below market lease value, which is amortized to rental income. See Note c.

        The Partnership allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations" as follows:

        The fair value of the tangible assets acquired, consisting of land and building, was determined by valuing the property as if it were vacant, and the "as-if-vacant" value was then allocated to land and building. The land value was derived from appraisals and the building value was calculated as replacement cost less depreciation or management's estimate of the relative fair value of the asset using a discounted cash flow analysis or similar method. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

        The Partnership determined the value of the below-market in-place lease based on the present value (using an interest rate which reflects the risks associated with the lease acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place lease and
        (ii) management's estimate of the current market lease rate for the corresponding in-place lease, measured over a period equal to the remaining non-cancelable term of the lease. The fair value of the below-market lease was recorded by the Partnership as an intangible asset and amortized as an adjustment to rental income over the remaining non-cancelable term of the lease.

        The total value of identified real estate intangible assets acquired were further allocated to in-place lease values and tenant relationship based on management's evaluation of the specific characteristics of the lease and the Partnership's overall relationship with the tenant. The aggregate value for leasing commissions was based on estimates of these costs incurred at inception of the acquired lease, amortized through the date of acquisition. The aggregate value of the in-place lease acquired and tenant relationship was determined by applying a fair value model. The estimate of fair value of the in-place lease included an estimate of carrying costs during the expected lease-up period for the space considering current market conditions, and the costs to execute a similar lease. In estimating the carrying costs that would have otherwise been incurred had the lease not been in place, management includes such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimate of fair value of the tenant relationship also included costs to execute a similar lease including leasing commissions and legal fees as well as an estimate of the likelihood of renewal as determined by management.

        The Partnership amortizes the value of the in-place lease to expense over the initial term of the lease. The value of the tenant relationship intangible is amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should the tenant terminate its lease, the unamortized portion of the in-place lease value and tenant relationship intangible would be charged to expense.

g. Reflects the acceptance as of January 1, 2003 of 121,621 subscriptions that were actually accepted between January 1, 2004 and March 1, 2004. The amount is calculated as follows:

        - Issuance of units January 1, 2004 through
          March 1, 2004                                                 167,335
        Less:
        - Units not utilized in the acquisition of the
          Hopkins Property                                              (45,714)
                                                                   -------------
        Pro Forma Acceptance of Units as of January 1, 2003             121,621
                                                                   =============

h. Reflects the expense of organization costs reimbursed to Behringer Harvard Holdings, LLC associated with the acceptance of 167,335 limited partnership units as of January 1, 2003.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                       BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP


                                         BY:  BEHRINGER HARVARD ADVISORS I LP
                                                 CO-GENERAL PARTNER





        Dated: May 26, 2004              By: /s/ Gary S. Bresky
                                             -----------------------------------
                                                 Gary S. Bresky
                                                 Chief Financial Officer and
                                                 Treasurer